UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 23, 2009

Buckeye GP Holdings L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-32963 (Commission File Number)	11-3776228 (I.R.S. Employer Identification No.)

Five TEK Park 9999 Hamilton Blvd.
Breinigsville, Pennsylvania		18031
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (610) 904-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On April 23, 2009, Forrest E. Wylie, Chairman of the Board and Chief Executive Officer, Clark C. Smith, President and Chief Operating Officer, and Keith E. St.Clair, Senior Vice President and Chief Financial Offer of MainLine Management LLC, the general partner of Buckeye GP Holdings L.P. (“BGH”), are presenting at a conference of Kelso & Company portfolio companies.  Included as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the presentation materials to be used in connection with Messrs. Wylie, Smith, and St.Clair’s presentation.  The presentation materials also have been posted on the Investor Center page of BGH’s website at www.buckeyegp.com.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of BGH.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                           Kelso & Company Portfolio Company Conference Presentation (incorporated by reference to Exhibit 99.1 to Buckeye Partners, L.P.’s Current Report on Form 8-K filed on April 23, 2009).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE GP HOLDINGS L.P.

By:	MainLine Management LLC,
its General Partner

	By:	WILLIAM H. SCHMIDT, JR.
William H. Schmidt, Jr.
Vice President, General Counsel,
and Secretary

Dated: April 23, 2009

Exhibit Index

Exhibit

99.1	Kelso & Company Portfolio Company Conference Presentation (incorporated by reference to Exhibit 99.1 to Buckeye Partners, L.P.’s Current Report on Form 8-K filed on April 23, 2009).